AEGON/TRANSAMERICA SERIES FUND, INC. (“ATSF”)

TEMPLETON GREAT COMPANIES GLOBAL (formerly, Great Companies — Global2)
Supplement dated September 15, 2003 to Prospectus dated
May 1, 2003, as previously supplemented June 23, 2003, July 7, 2003 and September 12, 2003

Please retain this supplement for reference.

Please note: Any reference in this prospectus to “Great Companies — Global2” is changed to “Templeton Great Companies Global.”

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The following information replaces the information found on page ATSF — GCG-1 under the heading “Principal Investment Strategies”:

Principal Strategies and Policies

The portfolio is co-managed by two sub-advisers. Great Companies, L.L.C. (“Great Companies”) will select and manage the domestic stock portion of the portfolio. Templeton Investment Counsel, LLC. (“Templeton”) will select and manage the international stock portion of the portfolio. Portfolio assets will be split between domestic and international holdings based on the Morgan Stanley Capital International World Index (“MSCIW”), adjusted periodically for changes in the index.

Domestic Portfolio

Great Companies, managing the portfolio’s domestic securities, seeks to achieve the portfolio’s objective by investing in common stocks of U.S. based companies that meet the Great Companies’ screens for either being or becoming a “great company.”

To be considered a “great company” by Great Companies, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a “terrific business”; have “protective barrier(s)” such as superior brand franchises; consider employees to be a company’s most valuable asset; have, in Great Companies’ opinion, “world class management”; and be an innovation-driven company that, in Great Companies’ opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio.

Companies identified by Great Companies for inclusion in the portfolio’s domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio’s domestic portion are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: Intrinsic Value momentum and market price of the domestic stocks in the portfolio relative to their Intrinsic Values.

Please see page 76 for a complete description of Intrinsic Value investing.

International Portfolio

Templeton, managing the portfolio’s international securities, seeks to achieve the portfolio’s objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of the company’s assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies that:
    o   have its principal securities trading markets outside the U.S.
    o   derive asignificant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.
    o   have a significant portion of their assets outside the U.S.
    o   are linked to non-U.S. dollar currencies
    o   are organized under the laws of, or with principal offices in, another country

The portfolio’s definition of “foreign securities” may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other portfolios may classify differently.

The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this portfolio, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on The market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Position

The portfolio may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the portfolio’s principal investment strategies). Under these circumstances, the portfolio may be unable to achieve its investment objective.

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The following information replaces the information on page ATSF — GCG-2 — Great Companies — Global 2 under the heading “Primary Risks”:

Stocks.     While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

Foreign Stocks. Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

Proprietary Research. Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

Emerging Markets Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Country, Sector or Industry Focus. To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Smaller Companies. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, small company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

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The following Templeton portfolio managers are added to the portfolio manager listing on page ATSF GCG-4 — Great Companies — Global2 under the heading “Management”:

Tina Hellmer, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

Mark Beveridge, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton’s financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

Gary Motyl, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.